SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 17, 2001

                       THE PEOPLES BANCTRUST COMPANY, INC.
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               (Exact name of Registrant as Specified in Charter)


             Alabama                        0-13653               63-0896239
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  (State or Other Jurisdiction            (Commission          (I.R.S. Employer
        of Incorporation)                 File Number)       Identification No.)


                     310 Broad Street, Selma, Alabama 36701
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                    (Address of Principal Executive Offices)

                                 (334) 875-1000
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               Registrant's telephone number, including area code


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events
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     On January 17, 2001, The Peoples  BancTrust  Company,  Inc. (the "Company")
and South Alabama Bancorporation, Inc. ("South Alabama") announced that they would combine in a "merger of equals" transaction pursuant to an Agreement and Plan of Merger ("Merger Agreement") dated January 17, 2001. Pursuant to the Merger Agreement, the Company will merge into South Alabama with South Alabama as the surviving corporation ("Merger"), whose name shall be "The Peoples BancTrust Company, Inc." At the effective time of the Merger, each share of the Company's issued and outstanding common stock will be converted into 1.35 shares of South Alabama's common stock (or cash in lieu of fractional shares). The Merger, which was approved by the boards of directors of both companies, is subject to normal regulatory approvals and the approval of the shareholders of the Company.

     In connection with the execution of the Merger Agreement, the Company and South Alabama entered into (a) an option agreement pursuant to which South Alabama granted the Company an option to purchase up to 19.9% of South Alabama's shares, exercisable at $8.625 per share under certain circumstances (the "South Alabama Option Agreement:"), and (b) an option agreement pursuant to which the Company granted South Alabama an option to purchase up to 19.9% of the Company's shares, exercisable at $12.435 per share under certain circumstances (the "BancTrust Option Agreement").

     The South Alabama Option Agreement and the BancTrust Option Agreement are Exhibits A and B, respectively, to the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K. The joint press release of the Company and South Alabama announcing approval of the Merger Agreement is filed as Exhibit
99.1 to this Report. Exhibits 2.1 and 99.1 are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit 2.1   Agreement and Plan of Merger dated as of January 17, 2001, by and between the Company and South Alabama.

     Exhibit 99.1  Joint Press Release dated January 17, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             THE PEOPLES BANCTRUST COMPANY, INC.



DATE:  January 17, 2001                      By: /s/  Richard P. Morthland
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                                                 Richard P. Morthland
                                                 Chairman of the Board and
                                                 Chief Executive Officer